UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2025

ZEBRA TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois	60069
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 3, 2025, Zebra Technologies Corporation (the “Company”), Elo Investors, L.P., a Delaware limited partnership (“Seller”), and Elo Holdings, Inc., a Delaware corporation (“Holdings”), a provider of solutions that engage customers, enhance self-service, and accelerate automation across a wide range of end markets, entered into a Stock Purchase Agreement (the “Transaction Agreement”), pursuant to which the Company has agreed to purchase from Seller all the issued and outstanding shares of common stock, par value $0.01 per share, of Holdings for a purchase price of approximately $1.3 billion, subject to customary adjustments set forth in the Transaction Agreement (the “Transaction”). The purchase price is expected to be funded with a combination of cash on hand and financing from the Company’s credit facility.

The consummation of the Transaction is subject to certain conditions, including (a) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (“HSR Approval”) and (b) other customary closing conditions. The Transaction Agreement may be terminated, among other things, (i) by mutual written consent of the Company and the Seller, (ii) by the Company upon a breach of certain of the representations and warranties in the Transaction Agreement by Seller or Holdings that would result in the failure of the related condition to closing of the Transaction, which has not been cured, (iii) by Seller upon a breach of certain of the representations and warranties in the Transaction Agreement by the Company that would result in the failure of the related condition to closing of the Transaction, which has not been cured, (iv) if the closing of the transaction has not occurred on or prior to August 3, 2026, unless extended to February 3, 2027 unilaterally by either the Company or Seller pursuant to the terms and conditions set forth in the Transaction Agreement or (v) if an order is issued by an applicable governmental authority permanently enjoining the consummation of the Transactions. The Transaction Agreement contains certain representations and warranties and covenants as specified therein, including such provisions as are customary for a transaction of this nature.

The foregoing description of the Transaction and the Transaction Agreement is subject to and qualified in its entirety by reference to the full text of the Transaction Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference. The summary and the copy of the Transaction Agreement are intended to provide information regarding the terms of the Transaction Agreement. The representations, warranties and covenants included in the Transaction Agreement were made solely for purposes of the contract among the Company, Seller and Holdings and are subject to important qualifications and limitations agreed to by the Company, Seller and Holdings in connection with the negotiated terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Transaction Agreement instead of establishing these matters as facts. Moreover, some of those representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to the Company’s filings with the United States Securities and Exchange Commission. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Seller, Holdings or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01.	Regulation FD Disclosure.

On August 5, 2025, the Company issued a press release announcing the execution of the Transaction Agreement. The press release is attached hereto and furnished as Exhibit 99.1.

The information contained in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits hereto) contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the Transaction, the Company’s financing for the Transaction, and the ability to complete the Transaction on the expected timetable or at all. Actual results may differ from those expressed or implied in the Company’s forward-looking statements. These statements represent estimates only as of the date they were made. The Company undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in the Company’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of the Company’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The continued uncertainty over future global economic conditions, the availability of credit and capital markets volatility may have adverse effects on the Company, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of supply chain constraints, natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by the Company’s ability to control manufacturing and operating costs. Because of its debt, including debt expected to be incurred to help finance the purchase price of the Transaction, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates, customs duties and trade policies will have an effect on financial results. The outcome of litigation in which the Company may be involved, including litigation related to the Transaction, is another factor. The ability of the parties to consummate the Transaction on the expected timetable or at all, whether as a result of litigation related to the Transaction or otherwise, satisfaction or waiver of the conditions precedent to the consummation of the Transaction, including the receipt of required regulatory approvals, diversion of management’s time on transaction-related issues that result in disruption to the Company’s current plans and operations, including in the event of litigation related to the Transaction, the impact of announcements relating to the Transaction, including adverse effects on the market price of the Company’s common stock or credit ratings, the success and timeliness of integrating Holdings, including the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the Transaction and other unexpected costs resulting from the Transaction could also affect profitability, reported results and the Company’s competitive position in its industry. These and other factors could have an adverse effect on the Company’s sales, gross profit margins and results of operations and increase the volatility of our financial results. As a result of these and other factors, the Company can give no assurance that the conditions precedent to the consummation of the Transaction will be satisfied, or that it will close within the anticipated time period or at all, and you are cautioned not to place undue reliance on any of the forward-looking statements contained in this Current Report on Form 8-K. When used in this Current Report on Form 8-K and documents referenced herein, the words “anticipate,” “believe,” “outlook,” and “expect” and similar expressions, as they relate to the Company or its management or the Transaction, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the Company’s future operations and results can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Form 10-K and Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits
2.1*	Stock Purchase Agreement, dated as of August 3, 2025 among Zebra Technologies Corporation, Elo Investors, L.P., and Elo Holdings, Inc.
99.1*	Press release dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)

*	Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION
Date: August 5, 2025
	By:	/s/ Cristen Kogl
	Name:	Cristen Kogl
	Title:	Chief Legal Officer, General Counsel & Corporate Secretary